Exhibit 99.1

 Orion HealthCorp Strengthens Operating Base Through Consolidation of
                              Facilities;
     Consolidation Expected to Improve Cash Flow and Profitability

    ATLANTA & HOUSTON--(BUSINESS WIRE)--March 7, 2005--Orion HealthCorp, Inc. (AMEX:ONH) today announced that it had strengthened its operations by consolidating two Houston-based ambulatory surgery centers, Bellaire SurgiCare and SurgiCare Memorial Village. The Company is closing the Bellaire facility and expects the consolidated facility, SurgiCare Memorial Village, to benefit from increased physician participation and accelerating admissions. Orion HealthCorp also anticipates that synergies and other cost savings will increase the contribution margin of this facility.
    Terrence L. Bauer, chief executive officer of Orion HealthCorp, said, "This is an important transaction for Orion HealthCorp because it verifies our intent to improve the operating assets of our company. Prior to our recent business combinations, financings and emergence as Orion HealthCorp, a multi-faceted health care business services company, we intensively evaluated all our operating entities in order to allocate capital and other resources where the potential return is the greatest. We believe this evaluation and resultant growth strategy will strengthen the Company and produce transactions such as we announced today, as well as complementary acquisitions, potential divestures and continuing realignment of the Company's operational infrastructure. The outcome we expect is that the `whole' will become `greater than the sum of its parts,' increasing the value of our shareholders' investment and improving the quality of the services we offer."
    Keith G. LeBlanc, president of Orion HealthCorp, added, "This consolidation makes perfect sense for patients in the area. We can now focus our efforts on delivering high quality care at one facility with increasing physician participation. Also, it will result in cost savings and other synergies that translate into a more efficient operation. We will continue to evaluate the performance of our entire portfolio, determining the strategic value of our assets and maximizing the potential of our company by applying our resources and deploying capital where it will do the most good."
    Orion HealthCorp, Inc. is a healthcare services organization resulting from a recent combination of four different operating companies. Although the structure is new, the combined companies are proven growth engines with considerable operational traction in the healthcare marketplace. The Company provides complementary business services to physicians through three business units: SurgiCare, Inc., serving the freestanding ambulatory surgery center market; Integrated Physician Solutions, providing business services to pediatric practices and technology solutions to general and specialized medical practices; and Medical Billing Services, providing physician billing and collection services and practice management solutions to hospital-based physicians. The core competency of the Company is its long-term experience and success in working with and creating value for physicians. For more information on Orion HealthCorp, visit the Company's website at www.orionhealthcorp.com.

    Certain statements in this press release constitute "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Acts"). Any statements contained herein that are not statements of historical fact are deemed to be forward-looking statements.
    The forward-looking statements in this press release are based on current beliefs, estimates and assumptions concerning the operations, future results, and prospects of Orion HealthCorp and the other companies described herein. As actual operations and results may materially differ from those assumed in forward-looking statements, there is no assurance that forward-looking statements will prove to be accurate. Forward-looking statements are subject to the safe harbors created in the Acts. Any number of factors could affect future operations and results. Orion undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information or future events.

    CONTACT: Orion HealthCorp, Inc.
             Terrence L. Bauer, 678-832-1800
             or
             Keith G. LeBlanc, 713-973-6675